UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2021, the Board of Directors (the “Board”) of P&F Industries, Inc. (the “Registrant”) approved the amendment and restatement of the P&F Industries, Inc. 2012 Stock Incentive Plan, (the “2012 Plan”) to be renamed the P&F Industries, Inc. 2021 Stock Incentive Plan (the “2021 Plan”) following the approval and recommendation of the Compensation Committee of the Board (the “Compensation Committee”). The 2021 Plan amends and restates the 2012 Plan in its entirety and, among other things, incorporates the following key changes: (i) it increases the aggregate share reserve by an additional 175,000 shares for a total share reserve of 500,000 shares; (ii) it limits the aggregate amount of stock-based and cash-based awards to any non-employee director with respect to any fiscal year for service to the Board at $300,000 (or $450,000 for a non-employee director serving in a lead role); and (iii) extends the term from April 20, 2022 to April 22, 2031. The amendment and restatement was approved by the Board subject to stockholder approval at the Registrant’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 26, 2021. At the Annual Meeting, among other things, the stockholders of the Registrant approved the 2021 Plan as set forth in Item 5.07 of this Current Report on Form 8-K.

The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2021 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Compensation Committee of the Board approved a form of agreement for awards of stock options to be granted under the 2021 Plan, and a form of agreement for awards of restricted stock to be granted under the 2021 Plan, which forms are filed as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Registrant held the Annual Meeting on May 26, 2021. At the Annual Meeting, the stockholders (i) elected two (2) directors, each to a term that expires at the 2024 annual meeting of stockholders and until their successors are elected and qualified, (ii) ratified the appointment of CohnReznick LLP as the Registrant’s independent registered public accounting firm for the year 2021, (iii) approved the amendment and restatement of the P&F Industries, Inc. 2012 Stock Incentive Plan (renamed the P&F Industries, Inc. 2021 Stock Incentive Plan) and (iv) approved an advisory (non-binding) resolution regarding the compensation of the Registrant’s named executive officers. Set forth below are the final voting results for each of the proposals:

1.	Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey D. Franklin	1,997,405	441,430	345,042
Richard P. Randall	1,973,508	465,327	345,042

2.	Proposal to ratify the appointment of CohnReznick LLP as the Registrant’s independent registered public accounting firm for the year 2021:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,773,896	2,619	7,362	Not applicable

3.	Proposal to approve the amendment and restatement of the P&F Industries, Inc. 2012 Stock Incentive Plan (to be renamed the P&F Industries, Inc. 2021 Stock Incentive Plan):

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,969,460	168,978	300,397	345,042

4.	Proposal to approve an advisory (non-binding) resolution regarding the compensation of the Registrant’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,875,693	552,401	10,741	345,042

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	P&F Industries, Inc. 2021 Stock Incentive Plan

10.2	Form of agreement for awards of stock options to be granted under the P&F Industries, Inc. 2021 Stock Incentive Plan

10.3	Form of agreement for awards of restricted stock to be granted under the P&F Industries, Inc. 2021 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: June 2, 2021
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer